December 20, 1999

                         Dreyfus Premier Aggressive Growth Fund
                 Supplement to Prospectus Dated February 1, 1999

Kevin Sonnett has replaced Paul LaRocco as the fund's primary portfolio manager. Accordingly, the "Management of the Fund" section of the fund's prospectus is revised as follows:

Effective December 20, 1999, Kevin Sonnett, CFA, is the primary portfolio manager of the fund. Mr. Sonnett has been employed by Founders Asset Management, LLC, an affiliate of Dreyfus, since February 1997 as an equity analyst for the small- and mid-cap investment team, and was promoted to senior equity analyst in 1999. In December of 1999, Mr. Sonnett also became an employee of Dreyfus. From 1995 to February 1997, Mr. Sonnett was an equity analyst with the Colorado Public Employees Retirement Association.